UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: February 2, 2005
(Date of earliest event reported)

THOMAS & BETTS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1-4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard
Memphis, Tennessee 38125
(Address of Principal Executive Offices)(Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
Health Benefits Continuation Agreement
Form of Restricted Stock Agreement
Form of Executive Incentive Stock Option Agreement
Form of Executive Nonqualified Stock Option Agreement
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Approval of Incentive Payments for 2004

On February 2, 2005, the Compensation Committee of the Board of Directors approved incentive payments to corporate officers and key employees under the Thomas & Betts Corporation Management Incentive Plan, which was approved by the shareholders at the annual meeting in May 2004. In addition, the Compensation Committee used its discretion to approve a separate discretionary bonus (not under the Management Incentive Plan), primarily to reflect the significant impact of steel costs increases and availability issues on the electrical and steel structures businesses’ inventory. The discretionary amount approved represented an average of 15% in the amount of the incentive payment paid to the executive officers under the Plan.

The criteria used under the Management Incentive Plan for the executive officers consisted of achievements in increases in earnings per share and earnings before interest and taxes, and achievements of targets for working capital, measured by days of inventory and days sales outstanding.

Total incentive payment amounts and discretionary bonuses approved for the executive officers were:

	Amount paid under	Discretionary
	the Management	Bonus
Name	Incentive Plan	Approved
Dominic J. Pileggi	$665,243	$108,295
Kenneth W. Fluke	$202,068	$32,895
Christopher P. Hartmann	$222,560	$27,183
Connie C. Muscarella	$122,250	$19,901
J.N. Raines	$206,978	$33,694

Approval of Incentive Criteria for 2005

On February 2, 2005, the Compensation Committee of the Board of Directors approved the criteria for incentive payments to corporate officers and key employees under the Thomas & Betts Corporation Management Incentive Plan for the 2005 fiscal year. Incentive payments will be based on achievements in increases in earnings per share and earnings before interest and taxes, and achievements of targets for working capital, measured as a percentage of sales.

Approval of Retiree Medical Benefits for the Chief Executive Officer

On February 2, 2005, the Compensation Committee of the Board of Directors approved the continuation of health benefits for Dominic J. Pileggi and his covered dependents upon his retirement from Thomas & Betts Corporation. The benefits provided under the Health Benefits Continuation Agreement are the same benefits maintained by Thomas & Betts for its active employees. A copy of the Agreement is incorporated by reference herein as Exhibit 10.1.

Stock Agreements

Filed with this Current Report as Exhibit 10.2 is the Form of Restricted Stock Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan; as Exhibit 10.3 is the Form of Executive Incentive Stock Option Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan; and as Exhibit 10.4 is the Form of Executive Nonqualified Stock Option Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan, which are incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2005, Thomas & Betts Corporation, by a press release furnished as Exhibit 99 to this report, and incorporated herein by reference, announced the financial results for the fourth quarter and fiscal year ended December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

10.1	Health Benefits Continuation Agreement dated February 2, 2005

10.2	Form of Restricted Stock Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan

10.3	Form of Executive Incentive Stock Option Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan

10.4	Form of Executive Nonqualified Stock Option Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan

99	Press Release dated February 7, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)

By: /s/ Donald R. Rawlins

Donald R. Rawlins Assistant General Counsel and Assistant Secretary

Date: February 7, 2005

Exhibit Index

Exhibit	Description of Exhibit
10.1	Health Benefits Continuation Agreement dated February 2, 2005

10.2	Form of Restricted Stock Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan

10.3	Form of Executive Incentive Stock Option Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan

10.4	Form of Executive Nonqualified Stock Option Agreement Pursuant to Thomas & Betts Corporation Equity Compensation Plan

99	Press Release dated February 7, 2005